Exhibit 99.1

                       [Logo omitted] UBS Investment Bank
                            Fixed Bid Stratification
                   RY; (ALTDEAL ss 'ALTA30') and (CURRPORT in
          (7121,8881,8886,8931,8932,9047,9236,9296,9297,9386)) and (NET
================================================================================

--------------------------------------------------------------
Pool Summary                COUNT                 UPB        %
--------------------------------------------------------------
Conforming                    323      $49,784,465.82   52.98%
Non-Conforming                 91       44,181,181.00    47.02
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $226,970.16
GROSS WAC: 7.8092%
NET WAC: 7.347%
% SF/PUD: 77.99%
% FULL/ALT: 6.23%
% CASHOUT: 23.85%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 81.84%
% FICO > 679: 67.91%
% NO FICO: 0.15%
WA FICO: 705
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.41%
CALIFORNIA %: 22.28%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 0.41%
--------------------------------------------------------------


--------------------------------------------------------------
Product Type                COUNT                 UPB        %
--------------------------------------------------------------
30 YR FXD                     414      $93,965,646.82  100.00%
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Original Balance            COUNT                 UPB        %
--------------------------------------------------------------
$0.01 - $50,000.00             18         $780,400.00    0.83%
$50,000.01 - $100,000.00       82        6,478,606.43     6.89
$100,000.01 - $150,000.00      78        9,745,096.83    10.37
$150,000.01 - $200,000.00      59       10,245,211.00    10.90
$200,000.01 - $250,000.00      43        9,594,810.00    10.21
$250,000.01 - $300,000.00      27        7,357,241.56     7.83
$300,000.01 - $350,000.00      29        9,600,550.00    10.22
$350,000.01 - $400,000.00      24        9,019,236.00     9.60
$400,000.01 - $450,000.00      13        5,581,950.00     5.94
$450,000.01 - $500,000.00       7        3,392,095.00     3.61
$500,000.01 - $550,000.00      11        5,805,500.00     6.18
$550,000.01 - $600,000.00       3        1,730,000.00     1.84
$600,000.01 - $650,000.00      14        8,864,650.00     9.43
$700,000.01 - $750,000.00       1          724,800.00     0.77
$750,000.01 - $800,000.00       1          758,000.00     0.81
$900,000.01 - $950,000.00       2        1,828,750.00     1.95
$950,000.01 - $1,000,000.00     1          958,750.00     1.02
$1,000,000.01 >=                1        1,500,000.00     1.60
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: $30,600.00
Maximum: $1,500,000.00
Average: $226,971.58
--------------------------------------------------------------


--------------------------------------------------------------
Unpaid Balance              COUNT                 UPB        %
--------------------------------------------------------------
$0.01 - $50,000.00             18         $780,400.00    0.83%
$50,000.01 - $100,000.00       82        6,478,606.43     6.89
$100,000.01 - $150,000.00      78        9,745,096.83    10.37
$150,000.01 - $200,000.00      59       10,245,211.00    10.90
$200,000.01 - $250,000.00      43        9,594,810.00    10.21
$250,000.01 - $300,000.00      27        7,357,241.56     7.83
$300,000.01 - $350,000.00      29        9,600,550.00    10.22
$350,000.01 - $400,000.00      24        9,019,236.00     9.60
$400,000.01 - $450,000.00      13        5,581,950.00     5.94
$450,000.01 - $500,000.00       7        3,392,095.00     3.61
$500,000.01 - $550,000.00      11        5,805,500.00     6.18
$550,000.01 - $600,000.00       3        1,730,000.00     1.84
$600,000.01 - $650,000.00      14        8,864,650.00     9.43
$700,000.01 - $750,000.00       1          724,800.00     0.77
$750,000.01 - $800,000.00       1          758,000.00     0.81
$900,000.01 - $950,000.00       2        1,828,750.00     1.95
$950,000.01 - $1,000,000.00     1          958,750.00     1.02
$1,000,000.01 >=                1        1,500,000.00     1.60
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: $30,600.00
Maximum: $1,500,000.00
Average: $226,970.16
--------------------------------------------------------------


--------------------------------------------------------------
Gross Rate                  COUNT                 UPB        %
--------------------------------------------------------------
6.751% - 7.000%                57      $13,752,597.82   14.64%
7.001% - 7.250%                28        6,778,700.00     7.21
7.251% - 7.500%                69       16,600,039.00    17.67
7.501% - 7.750%                49       11,529,757.00    12.27
7.751% - 8.000%                57       12,553,080.00    13.36
8.001% - 8.250%                52        9,473,054.00    10.08
8.251% - 8.500%                51       11,643,523.00    12.39
8.501% - 8.750%                36        7,601,546.00     8.09
8.751% - 9.000%                12        2,853,050.00     3.04
9.001% - 9.250%                 2          708,300.00     0.75
9.251% - 9.500%                 1          472,000.00     0.50
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 6.875%
Maximum: 9.375%
Weighted Average: 7.809%
--------------------------------------------------------------


--------------------------------------------------------------
Net Rate                    COUNT                 UPB        %
--------------------------------------------------------------
6.501% - 6.750%                69      $16,115,112.82   17.15%
6.751% - 7.000%                48       10,229,740.00    10.89
7.001% - 7.250%                83       17,598,205.00    18.73
7.251% - 7.500%                78       16,487,022.00    17.55
7.501% - 7.750%                77       17,345,421.00    18.46
7.751% - 8.000%                32        7,519,910.00     8.00
8.001% - 8.250%                22        6,535,286.00     6.95
8.251% - 8.500%                 4        1,891,000.00     2.01
8.501% - 8.750%                 1          243,950.00     0.26
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 6.541%
Maximum: 8.625%
Weighted Average: 7.347%
--------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 14, 2003 18:08                    Page 1 of 4

                       [Logo omitted] UBS Investment Bank
                            Fixed Bid Stratification
                   RY; (ALTDEAL ss 'ALTA30') and (CURRPORT in
          (7121,8881,8886,8931,8932,9047,9236,9296,9297,9386)) and (NET
================================================================================

--------------------------------------------------------------
Original Term to Maturity   COUNT                 UPB        %
--------------------------------------------------------------
360 - 360                     414      $93,965,646.82  100.00%
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------


--------------------------------------------------------------
Remaining Term to Stated
Maturity                    COUNT                 UPB        %
--------------------------------------------------------------
301 - 359                     205      $46,721,548.82   49.72%
360 - 360                     209       47,244,098.00    50.28
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 356
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------


--------------------------------------------------------------
Seasoning                   COUNT                 UPB        %
--------------------------------------------------------------
<= 0                          209      $47,244,098.00   50.28%
1 - 1                         190       41,153,607.82    43.80
2 - 2                          12        4,595,305.00     4.89
3 - 3                           1          362,236.00     0.39
4 - 4                           2          610,400.00     0.65
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 0
Maximum: 4
Weighted Average: 1
--------------------------------------------------------------


--------------------------------------------------------------
FICO Scores                 COUNT                 UPB        %
--------------------------------------------------------------
0 - 0                           1         $136,325.00    0.15%
590 - 599                       1           96,000.00     0.10
610 - 619                       2          467,200.00     0.50
620 - 629                       3          290,699.00     0.31
630 - 639                       9        1,551,546.43     1.65
640 - 649                      15        4,529,400.00     4.82
650 - 659                      11        3,364,450.00     3.58
660 - 669                      36       11,076,217.94    11.79
670 - 679                      30        8,639,650.00     9.19
680 - 689                      44       10,751,905.00    11.44
690 - 699                      29        5,913,940.00     6.29
700 - 709                      44        8,342,514.74     8.88
710 - 719                      30        5,565,950.00     5.92
720 - 729                      26        5,350,234.00     5.69
730 - 739                      25        5,077,426.56     5.40
740 - 749                      30        6,430,898.15     6.84
750 - 759                      22        4,329,502.00     4.61
760 - 769                      21        5,416,820.00     5.76
770 - 779                      15        2,835,898.00     3.02
780 - 789                       9        1,992,960.00     2.12
790 - 799                       6        1,228,500.00     1.31
800 - 809                       3          403,900.00     0.43
810 - 809                       2          173,710.00     0.18
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 0
Maximum: 816
Weighted Average: 705
--------------------------------------------------------------


--------------------------------------------------------------
Loan To Value Ratio         COUNT                 UPB        %
--------------------------------------------------------------
15.001% - 20.000%               1          $50,000.00    0.05%
25.001% - 30.000%               2          125,000.00     0.13
30.001% - 35.000%               1           96,000.00     0.10
35.001% - 40.000%               1          198,500.00     0.21
40.001% - 45.000%               5          818,000.00     0.87
45.001% - 50.000%               5          927,500.00     0.99
50.001% - 55.000%               5          915,632.00     0.97
55.001% - 60.000%               9        1,835,386.56     1.95
60.001% - 65.000%              11        2,436,850.00     2.59
65.001% - 70.000%              24        7,330,550.00     7.80
70.001% - 75.000%              22        7,641,371.43     8.13
75.001% - 80.000%             132       30,944,042.59    32.93
80.001% - 85.000%               7        1,958,850.00     2.08
85.001% - 90.000%              81       17,862,841.24    19.01
90.001% - 95.000%              96       18,867,773.00    20.08
95.001% - 100.000%             12        1,957,350.00     2.08
--------------------------------------------------------------
Total:                        414      $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 15.88%
Maximum: 100.00%
Weighted Average: 81.84%
--------------------------------------------------------------


--------------------------------------------------------------
Combined Loan To Value Ratio  COUNT               UPB        %
--------------------------------------------------------------
25.001% - 30.000%                 2       $125,000.00    0.13%
30.001% - 35.000%                 1         96,000.00     0.10
35.001% - 40.000%                 1        198,500.00     0.21
40.001% - 45.000%                 4        718,000.00     0.76
45.001% - 50.000%                 4        540,000.00     0.57
50.001% - 55.000%                 5        915,632.00     0.97
55.001% - 60.000%                 9      1,835,386.56     1.95
60.001% - 65.000%                12      2,486,850.00     2.65
65.001% - 70.000%                18      5,464,000.00     5.81
70.001% - 75.000%                18      6,065,771.43     6.46
75.001% - 80.000%                53     11,905,373.59    12.67
80.001% - 85.000%                10      2,961,550.00     3.15
85.001% - 90.000%               120     29,929,490.24    31.85
90.001% - 95.000%               113     23,665,823.00    25.19
95.001% - 100.000%               44      7,058,270.00     7.51
--------------------------------------------------------------
Total:                          414    $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 25.60%
Maximum: 100.00%
Weighted Average: 85.51%
--------------------------------------------------------------


--------------------------------------------------------------
DTI                          COUNT                UPB        %
--------------------------------------------------------------
<= 0.000%                      264       3,632,574.00   57.08%
6.001% - 11.000%                 2         728,000.00     0.77
11.001% - 16.000%                1         208,000.00     0.22
16.001% - 21.000%                2         415,100.00     0.44
21.001% - 26.000%               14       3,739,400.00     3.98
26.001% - 31.000%               18       6,217,300.00     6.62
31.001% - 36.000%               38      10,950,234.65    11.65
36.001% - 41.000%               43       9,190,825.58     9.78
41.001% - 46.000%               25       7,317,242.59     7.79
46.001% - 51.000%                6       1,359,620.00     1.45
56.001% - 61.000%                1         207,350.00     0.22
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------
Minimum: 0.000%
Maximum: 56.960%
Weighted Average: 34.683%
--------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 14, 2003 18:08                    Page 2 of 4

                       [Logo omitted] UBS Investment Bank
                            Fixed Bid Stratification
                   RY; (ALTDEAL ss 'ALTA30') and (CURRPORT in
          (7121,8881,8886,8931,8932,9047,9236,9296,9297,9386)) and (NET
================================================================================

--------------------------------------------------------------
Geographic Concentration     COUNT                UPB        %
--------------------------------------------------------------
California                      58     $20,935,670.00   22.28%
New York                        39      14,140,800.00    15.05
Florida                         40       7,089,387.43     7.54
Massachusetts                   20       6,292,636.56     6.70
New Jersey                      19       5,202,100.00     5.54
Virginia                        26       4,637,155.00     4.93
Maryland                        18       3,170,454.09     3.37
Illinois                        15       2,964,500.00     3.15
Washington                      11       2,802,350.00     2.98
Arizona                         13       2,447,624.00     2.60
District Of Columbia             7       2,162,800.00     2.30
Georgia                         14       1,952,200.00     2.08
Connecticut                      7       1,757,350.00     1.87
Nevada                           9       1,670,811.00     1.78
North Carolina                  11       1,616,593.74     1.72
Rhode Island                     7       1,612,760.00     1.72
Pennsylvania                    14       1,456,200.00     1.55
Ohio                             7       1,382,100.00     1.47
Texas                            8       1,111,540.00     1.18
Colorado                         6       1,088,000.00     1.16
Indiana                          7       1,021,637.00     1.09
Michigan                         6         709,760.00     0.76
South Carolina                   6         642,510.00     0.68
Kansas                           4         571,234.00     0.61
Tennessee                        4         555,250.00     0.59
Wisconsin                        4         533,610.00     0.57
New Mexico                       1         523,800.00     0.56
Minnesota                        1         477,120.00     0.51
Idaho                            3         462,725.00     0.49
Vermont                          3         403,300.00     0.43
Missouri                         4         393,905.00     0.42
Oregon                           3         382,500.00     0.41
Delaware                         4         321,910.00     0.34
Iowa                             1         256,500.00     0.27
Kentucky                         1         206,099.00     0.22
Utah                             2         166,000.00     0.18
Oklahoma                         2         131,505.00     0.14
Louisiana                        2         131,150.00     0.14
New Hampshire                    1         118,500.00     0.13
Nebraska                         1         115,000.00     0.12
West Virginia                    1         113,900.00     0.12
Maine                            1         108,000.00     0.11
Montana                          1          95,500.00     0.10
North Dakota                     1          31,200.00     0.03
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
North-South CA               COUNT                UPB        %
--------------------------------------------------------------
States Not CA                  356      73,029,976.82   77.72%
South CA                        37      12,645,770.00    13.46
North CA                        21       8,289,900.00     8.82
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Zip Code Concentration       COUNT                UPB        %
--------------------------------------------------------------
91302                            1      $1,500,000.00    1.60%
20001                            3       1,015,500.00     1.08
11368                            2         962,750.00     1.02
94903                            1         958,750.00     1.02
11235                            2         953,500.00     1.01
Other                          405      88,575,146.82    94.26
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Loan Purpose                 COUNT                UPB        %
--------------------------------------------------------------
Purchase                       299     $65,832,875.26   70.06%
Cash Out Refi                   93      22,406,880.56    23.85
Rate & Term Refi                22       5,725,891.00     6.09
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Document Type                COUNT                UPB        %
--------------------------------------------------------------
No Income No Asset             226     $42,178,369.00   44.89%
No Income Verified             112      33,480,160.00    35.63
No Doc                          17       6,310,355.00     6.72
Full                            35       5,850,942.82     6.23
Employment Verification Only    14       4,021,650.00     4.28
Stated Doc                       6       1,143,820.00     1.22
1 Paystub/Assets Verified        3         617,400.00     0.66
No Ratio                         3         362,950.00     0.39
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Property Type                COUNT                UPB        %
--------------------------------------------------------------
Single Family                  277     $58,744,533.28   62.52%
Two Family                      27       8,156,931.56     8.68
Pud                             39       7,832,320.00     8.34
Pud Detached                    14       5,378,836.00     5.72
Low Rise Condo (2-4 floors)     16       3,524,050.00     3.75
Three Family                    10       3,488,500.00     3.71
Condomimium                     18       2,699,575.98     2.87
Four Family                      5       1,951,200.00     2.08
Pud Attached                     5         848,350.00     0.90
High Rise Condo (gt 8 floors)    1         650,000.00     0.69
Single Family Attached           1         475,600.00     0.51
Coop                             1         152,750.00     0.16
Mid Rise Condo (4-8 floors)      1          63,000.00     0.07
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Occupancy                    COUNT                UPB        %
--------------------------------------------------------------
Owner Occupied                 363     $86,278,431.00   91.82%
Investor Occupied               45       6,952,974.82     7.40
Second Home                      6         734,241.00     0.78
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Prepayment Penalty (Months)  COUNT                UPB        %
--------------------------------------------------------------
0.000                          411     $93,578,826.82   99.59%
36.000                           3         386,820.00     0.41
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------
wa Term: 0.148
--------------------------------------------------------------


--------------------------------------------------------------
Balloon Flag                 COUNT                UPB        %
--------------------------------------------------------------
Not a Balloon Loan             414     $93,965,646.82  100.00%
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 14, 2003 18:08                    Page 3 of 4

                       [Logo omitted] UBS Investment Bank
                            Fixed Bid Stratification
                   RY; (ALTDEAL ss 'ALTA30') and (CURRPORT in
          (7121,8881,8886,8931,8932,9047,9236,9296,9297,9386)) and (NET
================================================================================

--------------------------------------------------------------
Silent 2nd                   COUNT                UPB        %
--------------------------------------------------------------
N                              319     $70,249,827.82   74.76%
Y                               95      23,715,819.00    25.24
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Lien Position                COUNT                UPB        %
--------------------------------------------------------------
1                              414     $93,965,646.82  100.00%
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------


--------------------------------------------------------------
Mortgage Ins.                COUNT                UPB        %
--------------------------------------------------------------
Assumed PMI Coverage            13      $3,452,700.00    3.67%
GEMICO                           1         116,904.09     0.12
Lender Paid MI                 152      28,441,742.00    30.27
MGIC                             2         655,250.00     0.70
PMI Mortgage Insurance           2       2,523,400.00     2.69
Radian Guaranty                 15       4,826,375.00     5.14
Republic Mortgage Insurance      2         128,993.15     0.14
United Guaranty                  3         501,450.00     0.53
LTV <=80                       218      53,318,832.58    56.74
--------------------------------------------------------------
Total:                         414     $93,965,646.82  100.00%
--------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Oct 14, 2003 18:08                    Page 4 of 4